UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2014

(Exact name of registrant as specified in its charter)

Florida	001-34462	65-0925265
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One North Federal Highway, Boca Raton, Florida		33432
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 362-3435

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1ST UNITED BANCORP, INC.

FORM 8-K

CURRENT REPORT

Item 7.01. Regulation FD Disclosure.

On July 30, 2014, 1st United Bancorp, Inc. (the “Registrant”) issued a press release announcing that its board of directors has declared a quarterly cash dividend of $0.02 per share on shares of 1st United common stock, payable on August 26, 2014 to shareholders of record as of the close of business on August 11, 2014. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information furnished under Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to those regarding the proposed Merger. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: failure to obtain shareholder or regulatory approval for the merger of 1st United with Valley or to satisfy other conditions to the Merger on the proposed terms and within the proposed timeframe; delays in closing the Merger; reaction to the Merger of 1st United’s customers and employees; the diversion of management’s time on issues relating to the Merger; the inability to realize expected cost savings and synergies from the merger of 1st United with Valley in the amounts or in the timeframe anticipated; changes in the estimate of non-recurring charges; costs or difficulties relating to integration matters might be greater than expected; changes in the stock price of Valley prior to closing; material adverse changes in Valley’s or 1st United’s operations or earnings; the inability to retain 1st United’s customers and employees; or a decline in the economy, mainly in New Jersey, New York and Florida, as well as the risk factors set forth in 1st United’s Annual Report on Form 10-K for the year ended December 31, 2013 and Valley’s Annual Report on Form 10-K for the year ended December 31, 2013. 1st United assumes no obligation for updating any such forward-looking statement at any time.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated July 30, 2014, announcing the declaration of a quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST UNITED BANCORP, INC.

Date: July 30, 2014	By:	/s/ John Marino
John Marino,
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 30, 2014, announcing the declaration of a quarterly cash dividend.